UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Floor & Decor Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS OF

FLOOR & DECOR HOLDINGS, INC.

May 12, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21445/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 - 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	FOR	AGAINST	ABSTAIN
1a. Norman Axelrod	☐	☐	☐
1b. Ryan Marshall	☐	☐	☐
1c. Richard Sullivan	☐	☐	☐
1d. Felicia Thornton	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 - 5.

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of Ernst & Young LLP as independent auditors for the Company's 2021 fiscal year.	☐	☐	☐
3. To approve, by non-binding vote, the compensation paid to the Company's named executive officers.	☐	☐	☐
4. To approve the amendment of our Restated Certificate of Incorporation (our "Charter") to declassify our board of directors.	☐	☐	☐
5. To approve the amendment of our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.	☐	☐	☐

In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, "FOR" Proposals 2 - 5 and in the discretion of the proxies with respect to such other business as may properly come before the meeting. No proposition listed herein is related to or conditioned on the approval of other matters.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of FLOOR & DECOR HOLDINGS, INC. To Be Held On: May 12, 2021 at 3:00 p.m. Eastern Time NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21445/ COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBERThis communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 28, 2021. Please visit http://www.astproxyportal.com/ast/21445/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 - 5.Please note that you cannot use this notice to vote by mail.The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Norman Axelrod 1b. Ryan Marshall 1c. Richard Sullivan 1d. Felicia Thornton The Board of Directors recommends you vote FOR proposals 2 - 5.2. Ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2021 fiscal year. 3. To approve, by non-binding vote, the compensation paid to the Company's named executive officers. 4. To approve the amendment of our Restated Certificate of Incorporation (our "Charter") to declassify our board of directors. 5. To approve the amendment of our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof. No proposition listed herein is related to or conditioned on the approval of other matters.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2021 Meeting InformationFLOOR & DECOR HOLDINGS INCMeeting Type: Annual Meeting For holders as of: March 16, 2021 BDate: May 12, 2021 Location: Virtual Shareloder MeetingTime: 3:00 PM EDT A RBROKER LOGO HEREReturn Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A11234567 1234567 1234567 1234567 1234567 1234567 234567https://web.lumiagm.com/?fromUrl=271307858 C O D E You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online:Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:(located on theIf you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2021 to facilitate timely delivery.How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.Internal Use Only

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Norman Axelrod

1B Ryan Marshall

1C Richard Sullivan

1D Felicia Thornton

The Board of Directors recommends you vote FOR the following proposal(s):

2 Ratify the appointment of Ernst & Young LLP as independent auditors for the Company's 2021 fiscal year.

3 To approve, by non-binding vote, the compensation paid to the Company's named executive officers.

4 To approve the amendment of our Restated Certificate of Incorporation (our "Charter") to declassify our board of directors.

5 To approve the amendment of our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.

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Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2021 Meeting InformationFLOOR & DECOR HOLDINGS INCMeeting Type: Annual Meeting For holders as of: March 16, 2021 BDate: May 12, 2021 Location: Virtual Shareloder MeetingTime: 3:00 PM EDT A RBROKER LOGO HEREReturn Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A11234567 1234567 1234567 1234567 1234567 1234567 234567https://web.lumiagm.com/?fromUrl=271307858 C O D E You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions.Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online:Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:(located on theIf you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions.Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Internal Use Only

Voting itemsThe Board of Directors recommends you vote FOR the following proposal(s):1. Election of Directors Nominees For Against Abstain1A Norman Axelrod 1B Ryan Marshall 1C Richard Sullivan 1D Felicia Thornton0 0 0 B 0 0 0 A 0 0 0 R 0 0 0 O EThe Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain2 Ratify the appointment of Ernst & Young LLP as independent auditors for the Company's 2021 fiscal year.3 To approve, by non-binding vote, the compensation paid to the Company's named executive officers.4 To approve the amendment of our Restated Certificate of Incorporation (our "Charter") to declassify our board of directors.5 To approve the amendment of our Charter to eliminate supermajority voting requirements and other obsolete provisions, including the elimination of Class B Common Stock and Class C Common Stock.0 0 0 0 0 0 0 0 0 0 0 012345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items ContinuedNOTE: In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other business as may properly come before the meeting and any adjournment thereof.Non-Voting itemsPLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSONVoting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGEInternal Use OnlySignature 1 - (Please sign on line)Signature 2 - (Joint Owners)Date - (Please print date)